Exhibit 99.1

PPG Industries
PPG Industries, Inc.
One PPG Place
Pittsburgh, Pennsylvania 15272 USA
www.ppg.com
News
Contact:
Jeremy Neuhart
PPG Corporate Communications
412-434-3046
neuhart@ppg.com

Investors:
Vince Morales
PPG Investor Relations
412-434-3740
vmorales@ppg.com

PPG receives favorable IRS private letter ruling
Company announces intent to split off commodity chemicals business

PITTSBURGH, Dec. 21, 2012 – PPG Industries (NYSE:PPG) today announced that it has received a favorable private letter ruling from the U.S. Internal Revenue Service regarding the previously announced separation of its commodity chemicals business and subsequent merger of a newly formed company owning the commodity chemicals business (“Splitco”) with a subsidiary of Georgia Gulf Corporation. The receipt of the ruling is a closing condition of the transaction with Georgia Gulf and an important milestone in the completion of the transaction. As a result, PPG now intends to commence its exchange offer to split off its commodity chemicals business in the near term with the closing of the exchange offer and merger expected to occur in late January 2013. The terms of the exchange offer will be released upon commencement of the offer.

On July 19, 2012, PPG announced that it would form a new company by separating its commodity chemicals business through a spinoff or split-off, and then immediately merging the business with Georgia Gulf or a Georgia Gulf subsidiary in a Reverse Morris Trust transaction. Immediately following the merger, Splitco shareholders will own approximately 50.5 percent of Georgia Gulf, with existing Georgia Gulf shareholders owning approximately 49.5 percent of Georgia Gulf.

PPG: BRINGING INNOVATION TO THE SURFACE.(TM)
PPG Industries' vision is to continue to be the world’s leading coatings and specialty products company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in more than 60 countries around the world. Sales in 2011 were $14.9 billion. PPG shares are traded on the New York Stock Exchange (symbol:PPG). For more information, visit www.ppg.com.

Forward-Looking Statements
This news release contains and incorporates by reference certain statements relating to future events and PPG’s intentions, beliefs, expectations and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events, including with respect to the proposed separation of PPG’s commodity chemicals business (the “Business”) and merger of the PPG subsidiary formed to hold the Business with a subsidiary of Georgia Gulf (the “Transaction”), generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected benefits of the Transaction, integration plans and expected synergies therefrom, the expected timing of the exchange offer and completion of the Transaction, and PPG’s anticipated future financial and operating performance and results, including its estimates for growth. These statements are based on the current expectations of management of PPG. There are a number of risks and uncertainties that could cause PPG’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include risks relating to (i) Georgia Gulf’s ability to obtain requisite stockholder approval to complete the Transaction, (ii) the parties being unable to obtain the necessary regulatory approvals required to complete the Transaction, or such required approvals delaying the Transaction or resulting in the imposition of conditions that could have a material adverse effect on the combined company or causing the companies to abandon the Transaction, (iii) other conditions to the closing of the Transaction not being satisfied, (iv) a material adverse change, event or occurrence affecting PPG or the Business prior to the closing of the Transaction delaying the Transaction or causing the companies to abandon the Transaction, (v) problems arising in successfully integrating the Business, which may result in the combined company not operating as effectively and efficiently as expected, (vi) the possibility that the Transaction may involve other unexpected costs, liabilities or delays, (vii) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transaction, (viii) disruptions from the Transaction harming relationships with customers, employees or suppliers, and (ix) uncertainties regarding future prices, industry capacity levels and demand for PPG’s products, raw materials and energy costs and availability, feedstock availability and prices, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate PPG’s businesses or manufacture its products before or after the Transaction, PPG’s ability to generate sufficient cash flows from its businesses before and after the Transaction, future economic conditions in the specific industries to which its products are sold, and global economic conditions.

In light of these risks, uncertainties, assumptions and other factors, the forward-looking statements discussed in this communication may not occur. Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2011, and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in its expectations, except as required by law.

Additional Information and Where to Find It
This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, Eagle Spinco Inc., or PPG. In connection with the Transaction, Georgia Gulf has filed with the SEC a proxy statement and will file with the SEC a registration statement on Form S-4 that will include a prospectus of Georgia Gulf relating to the Transaction and Eagle Spinco will file with the SEC a registration statement on Form S-4 and S-1 that will include a prospectus of Eagle Spinco relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, THE BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statements and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com and then clicking on the “Investors” link and then on the “SEC Filings” link, or upon written request to Georgia Gulf at Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, GA 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, PA 15272, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf or PPG with the SEC at the SEC public reference room at 100 F Street, N.E.,

Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation
Georgia Gulf, PPG and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on Feb. 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012, in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on Feb. 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012, in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Bringing innovation to the surface is a trademark of PPG Industries Ohio, Inc.